Exhibit 99.2 TANDEM Topline Results November 20, 2024

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Results overview • TANDEM successfully met all co-primary endpoints with statistical significance: − FDC vs. placebo − FDC vs. ezetimibe − FDC vs. obicetrapib monotherapy, and − Obicetrapib vs. placebo • Continued support for potential synergistic benefit of the combination, highlighting potential benefit beyond convenience • Safety results consistent with our prior studies • Growth of ezetimibe and non-statin therapies believed to support significant opportunity for the FDC, if approved • Data supports global regulatory filings of the fixed-dose combination Note: FDC = fixed-dose combination 3

Majority of ASCVD/HeFH Patients have not Demonstrated Achievement of LDL-C Targets

Primary prevention HeFH patients with an LDL-C target <100 mg/dL (2011-2017)[1]

LDL-C < 100 mg/dL


29%

<1/3 achieved LDL-C <100 mg/dL

ASCVD patients with an LDL-C target of LDL<70 or <55 mg/dL (2017-2018)[2]

LDL-C < 70 mg/dL


24%

<1/4 achieved LDL-C <70 mg/dL

Very high risk ASCVD patients with an LDL-C target <55 mg/dL (2020-2021)[3]

LDL-C < 55 mg/dL


10%

10% achieved LDL-C <55 mg/dL

Despite availability of treatments continue to see minimal uptake, especially adjunct to statins[4]

Statin Utilization


Patients (millions)
65.8M
29.6M
Eligible
Taking

PCSK9i Utilization


Patients (millions)
9.7M
0.253M
Eligible
Taking

ASCVD=atherosclerotic cardiovascular disease; HeFH=heterozygous familial hypercholesterolemia; LDL-C=low-density lipoprotein-cholesterol.

1. Schreuder MM, et al. LDL cholesterol targets rarely achieved in familial hypercholesterolemia patients: A sex and gender-specific analysis. Atherosclerosis. 2023 2. Gao Y, Shah LM, Ding J, Martin SS. US trends in cholesterol screening, lipid levels, and lipid-lowering medication use in US adults, 1999 to 2018. J Am Heart Assoc. 2023;12(3):e028205; 3. Katzmann JL, et al. Simulation study on LDL cholesterol target attainment, treatment costs, and ASCVD events with bempedoic acid in patients at high and very-high cardiovascular risk. PLoS One. 2022;17(10):e0276898; 4. J Am Heart Assoc 2022;11:3026075; doi: 10.1161/JAHA.122.026075

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(10 of each) Study Design and Baseline Characteristics A Placebo-Controlled, Double-Blind, Randomized, Phase 3 Study to Evaluate the Effect of Obicetrapib 10 mg and Ezetimibe 10 mg Fixed Dose Combination Daily on Top of Maximally Tolerated Lipid-Modifying Therapy in Participants With Heterozygous Familial Hypercholesterolemia (HeFH) and/or Atherosclerotic Cardiovascular Disease (ASCVD) or Multiple ASCVD Risk Factors Study Design Baseline Lipids (total study population) 1º endpoint N = 407 150 160 140 Obicetrapib 10 mg / Ezetimibe 10mg (n=102) 123 120 97 Obicetrapib 10 mg (n=102) 89 100 80 Ezetimibe 10 mg (n=101) 48 60 40 Placebo (n=102) 20 12-weeks 0 Key Inclusion Criteria LDL-C Non-HDL-C HDL-C ApoB TG • ASCVD Demographics • ASCVD risk equivalents • Female 44% • LDL-C≥ 70 mg/dL • White 83% • Maximally tolerated lipid lowering therapy 3 • BMI 32 kg/m Key Exclusion Criteria Baseline Lipid Modifying Therapy • Uncontrolled severe hypertension • High intensity statin: 71% • Diagnosis of homozygous FH Endpoints • Percent change from baseline in LDL-C compared to placebo • Co-Primary Endpoints • FDC vs. Placebo • FDC vs. Eze • FDC vs. Obi • Obi vs. Placebo 5 mg/dL

Additional baseline details of all randomized patients Placebo (n=102) Ezetimibe (n=101) Obicetrapib (n=102) Obicetrapib and Ezetimibe (n=102) 66.1 67.6 66.7 67.3 Mean Age (years) Sex (F) n (%) 51 (50.0%) 45 (44.6%) 33 (32.4%) 48 (47.1%) Race n (%) White 84 (82.4%) 82 (81.2%) 85 (83.3%) 86 (84.3%) African American 17 (16.7%) 13 (12.9%) 15 (14.7%) 14 (13.7%) Height, cm (mean) 169.9 171.2 169.8 168.8 Weight, kg (mean) 91.7 92.0 92.0 93.6 BMI (mean) 31.7 31.1 31.7 32.8 High intensity statin 75 (73.5%) 71 (70.3%) 66 (64.7%) 75 (73.5%) 6

TANDEM

Obicetrapib/ezetimibe FDC observed to lower LDL-C approx. 50%

	Ezetimibe (n=101)	Obicetrapib (n=102)	Obicetrapib and Ezetimibe (n=102)
Day 84 – from placebo			
Mean %	-23.3	-35.5	**-52.2**
Median %	-22.6	-37.2	**-54.0**
LS mean %	-20.7	-31.9	**-48.6**
Comparison to pbo	-	(p<0.0001)	**(p<0.0001)**
Comparison to eze 10 mg	-	-	**(p<0.0001)**
Comparison to obi 10 mg	-	-	**(p=0.0007)**

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NewAmsterdam Pharma

Over 60% of individuals on the FDC saw a more than 50% decrease in LDL-C Obicetrapib 10mg and ezetimibe 10mg fixed-dose combination 61% >50% LDL-C reduction Note: each line represents a single patient in the fixed-dose combination arm 8

Over 70% of patients on the FDC achieved less than <55 mg/dL Responder Analysis 9

Continued support for potential synergistic effects in combination 18.5% projected greater reduction in LDL-C in the combination than in the ezetimibe monotherapy arm 68 100 31.9% mg/dL mg/dL Mean baseline in Observed LDL-C Post treatment baseline • Ezetimibe monotherapy showed a 20.7% placebo lowering obicetrapib obi mono arm arm 24.5% adjusted reduction in LDL-C drop Observed difference • However, the observed LDL-C reduction between between obi mono and FDC 51 the obicetrapib monotherapy arm and the FDC 100 48.6% mg/dL mg/dL arm was 24.5%, which we believe was driven by Mean baseline in Observed LDL-C Calculated FDC the effect of adding ezetimibe to the FDC obi mono arm lowering FDC arm reduction 18.5% • We therefore project 18.5% greater LDL-C increase reduction by ezetimibe when combined with Observed LDL-C 20.7% obicetrapib in the FDC (24.5% vs 20.7%) than what lowering in eze 10 drop mg arm would be expected with ezetimibe monotherapy alone Note: based on LS mean percent reductions. The calculations above are hypothetical calculations based on the LDL-C reduction observed in the relevant treatment groups in our TANDEM trial. 10

Observed On-treatment LDL-C reduction for ROSE, ROSE2, BROOKLYN & TANDEM On-Treatment Analysis of obicetrapib 10 mg Note: ROSE at week 8, ROSE2, BROOKLYN, and TANDEM as of week 12. 11

Observed Lp(a) reduction in TANDEM Lp(a) 12

Safety results consistent with our prior studies Placebo (n=102) Ezetimibe Obicetrapib Obicetrapib / (n=101) (n=102) Ezetimibe (n=102) Any study drug-related TEAEs 4 (3.9%) 3 (3.0%) 7 (6.9%) 3 (2.9%) Any study drug-related TEAEs leading to 2 (2.0%) 1 (1.0%) 6 (5.9%) 1 (1.0%) discontinuation of study drug Any study drug related TESAEs 0 (0.0%) 0 (0.0%) 0 (0.0%) 0 (0.0%) Note: treatment emergent adverse events (“TEAEs”) and study drug-related treatment emergent serious adverse events (“TESAEs”) 13

TANDEM

Lipid Lowering Therapy (LLT) Market is a Growing Opportunity

1



11.0%
1.3%
0.1%
87.6%
Generic - Statin
Generic - non Statin
Branded - PCSK9
Branded - ACL Inhibitor

256M

Prescriptions written in past 12 months.[1]

Over 250 MM Rx's annually

2



Patients on Lipid lowering Therapy[2]
56MM
51MM
46MM
41MM
36MM
5.4% Growth
4.3% Growth
49MM
51MM
54MM
Nov '20 to Oct '21
Nov '21 to Oct '22
Nov '22 to Oct '23

Market growing at over 4% over the last 2 years

3



Patients on Non-statin[3] Treatment
4.0MM
3.5MM
3.0MM
2.5MM
2.0MM
17.8% Growth
19.6% Growth
2.7MM
3.2MM
3.8MM
Nov '20 to Oct '21
Nov '21 to Oct '22
Nov '22 to Oct '23

Non-statin market growing at high double digits

4



Patients on Branded[4] Treatment
700K
600K
500K
400K
300K
200K
100K
0K
26.3% Growth
31% Growth
386K
487K
638K
Nov '20 to Oct '21
Nov '21 to Oct '22
Nov '22 to Oct '23

Branded market growing even faster

5



Branded sales driving market opportunity ($ millions)
Leqvio
Repatha
$2,000
$1,800
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$-
2021
2022
2023
2024 LTM*

PCSK9 sales accelerating post launch miscalculations

Recent guideline and label changes driving renewed acceleration

2022: ACC updated guidelines[5] to target LDL-C <55 mg/dl in high-risk patients in line with ESC/EAS

2024: FDA highlights need to reduce access restrictions for LLTs. Labels updated from "on top of maximally tolerated statins" to "treatment of primary hyperlipidemia" for some LLTs[6]

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1. Source: IQVIA XPT - Data Period – 12 months of TRx from Dec '22 to Nov '23 Source: IQVIA LAAD data from Nov '20 to Oct '23 2. All Lipid Lowering therapies: Statins, Ezetimibe and combinations; PCSK9 and BPA 3. Non-Statins : Ezetimibe and combinations; PCSK9 and BPA 4. Branded: PCSK9 and BPA 5. Lloyd-Jones DM, et al. J Am Coll Cardiol. 2022;80(14):1366-1418 6. Leqvio (inclisiran). Prescribing information. Novartis; 2023.; Nexletol (bempedoic acid). Prescribing information. Esperion Therapeutics Inc; 2023. Note: LTM=last 12 months ending 2Q24

NewAmsterdam Pharma

Conclusions • TANDEM successfully hit all co-primary endpoints, observed to lower LDL-C by approximately 50%, including: − A greater than 60% reduction in more that 50% of patients, − More than 70% of patients achieved LDL-C below 55 mg/dL • 18.5% synergy projected with combination, highlighting potential benefit above simple convenience • ~20% ezetimibe and overall market growth believed to support significant market opportunities for obicetrapib and FDC, if approved • Data support global filing of the fixed-dose combination • Other biomarkers consistent with our prior studies • Additional data to be presented at an upcoming medical conference 15